UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 31, 2008
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(314) 342-3400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On December 31 , 2008, Peabody Energy Corporation (the “Company”) and each of the following executive officers of the Company entered into restated employment agreements: Gregory H. Boyce, Chairman and Chief Executive Officer; Richard A. Navarre, President and Chief Commercial Officer; Eric Ford, Executive Vice President and Chief Operating Officer; and Sharon D. Fiehler, Executive Vice President and Chief Administrative Officer. The primary reason for the restatements was to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “IRC”). Section 409A of the IRC imposes significant restrictions as to the timing and form of payment under nonqualified deferred compensation arrangements.
     The principal amendments made in Mr. Boyce’s restated employment agreement include the following:
•	update the agreement to reflect Mr. Boyce’s current title and compensation arrangements which include: (a) a base salary at the initial rate of $1,075,000; (b) an annual cash bonus in accordance with a program approved by the Board of Directors (his bonus opportunity for the 2008 fiscal year is 110% of his base salary with a maximum bonus opportunity of 220% of his base salary); and (c) eligibility to receive equity-based compensation awards under the Company’s equity incentive plans (the grant date value of such awards for the 2008 fiscal year is 375% of his base salary, with a maximum potential payout level for Performance Units to be determined in accordance with the performance matrix set forth in the 2008 Performance Units Agreement);

•	amend the benefits Mr. Boyce would be entitled to following a termination other than for cause or resignation for good reason to provide that in addition to three times base salary, he would be entitled to three times the annual average of the actual incentive paid to him for the three prior years rather than three times the higher of (A) the target annual incentive or (B) the average of the actual annual incentive paid for the three prior years, and he would also be entitled to three times six percent of base salary (to compensate for Company contributions he otherwise might have received under the Company’s retirement plan); and

•	amend the timing of payment of these benefits to provide that one-half of these benefits would be paid in a lump sum payment on the earlier to occur of his death or the first business day immediately following the six-month anniversary of his termination, and the remaining one-half of these benefits would be paid in six substantially equal monthly payments beginning on the first day of the month next following the initial lump sum payment. Prior to the restatement, these benefits were payable in either (a) equal installments over three years or (b) a lump sum, as determined by the board of directors of the Company.
     The principal amendments made in the restated employment agreements of Mr. Navarre, Mr. Ford and Ms. Fiehler include the following:
•	in the case of Mr. Navarre, update the agreement to reflect his current title and compensation arrangements, which include: (a) a base salary at the initial rate of $730,000; (b) an annual cash bonus in accordance with a program approved by the Board of Directors (his bonus opportunity for the 2008 fiscal year is 90% of his base salary with a maximum bonus opportunity of 180% of his base salary); and (c) eligibility to receive equity-based compensation awards under the Company’s equity incentive plans (the grant date value for such awards for the 2008 fiscal year is 275% of his base salary, with a maximum potential payout level for Performance Units to be determined in accordance with the performance matrix set forth in the 2008 Performance Units Agreement);

•	in the case of Mr. Ford, update the agreement to reflect his current title and compensation arrangements, which include: (a) a base salary at the initial rate of $675,000; (b) an annual cash bonus in accordance with a program approved by the Board of Directors (his bonus opportunity for the 2008 fiscal year is 80% of his base salary with a maximum bonus opportunity of 160% of his base salary); and (c) eligibility to receive equity-based compensation awards under the Company’s equity incentive plans (the grant date value for such awards for the 2008 fiscal year is 250% of his base salary, with a maximum potential payout level for Performance Units to be determined in accordance with the performance matrix set forth in the 2008 Performance Units Agreement);

•	in the case of Ms. Fiehler, update the agreement to reflect her current title and compensation arrangements, which include: (a) a base salary at the initial rate of $450,000; (b) an annual cash bonus in accordance with a program approved by the Board of Directors (her bonus opportunity for the 2008 fiscal year is 80% of her base salary with a maximum bonus opportunity of 160% of her base salary); and (c) eligibility to receive equity-based compensation awards under the Company’s equity incentive plans (the grant date value for such awards for the 2008 fiscal year is 200% of her base salary, with a maximum potential payout level for Performance Units to be determined in accordance with the performance matrix set forth in the 2008 Performance Units Agreement);

•	amend the benefits the executive officer would be entitled to following a termination other than for cause or resignation for good reason to provide that in addition to two times base salary, the executive officer would be entitled to two times the annual average of the actual incentive paid to him or her for the three prior years rather than two times the higher of (A) the target annual incentive or (B) the average of the actual annual incentive paid in the three prior years, and the executive officer would also be entitled to two times six percent of base salary (to compensate for Company contributions he otherwise might have received under the Company’s retirement plan) and

•	amend the timing of payment of these benefits to provide that one-half of these benefits would be paid in a lump sum payment on the earlier to occur of the executive officer’s death or the first business day immediately following the six-month anniversary of his or her termination, and the remaining one-half of these benefits would be paid in six substantially equal monthly payments beginning on the first day of the month next following the initial lump sum payment. Prior to the restatement, these benefits were payable in either (a) equal installments over two years or (b) a lump sum, as determined by the board of directors of the Company.
     On December 31, 2008, the Company and Michael C. Crews, Executive Vice President and Chief Financial Officer, entered into an employment agreement. The employment agreement provides for an initial three-year term which automatically renews for a one-year period at the end of the initial term and, if applicable, any renewal period, unless written notice is given by either party at least 90 days before the end of the applicable period. The employment agreement also describes the compensation arrangements applicable to Mr. Crews during his employment with the Company, which include: (a) a base salary at the initial rate of $400,000; (b) an annual cash bonus in accordance with a program approved by the Board of Directors (his bonus opportunity for the 2008 fiscal year is 80% of his base salary with a maximum bonus opportunity of 160% of his base salary); and (c) eligibility to receive equity-based compensation awards under the Company’s equity incentive plans (the grant date value for such awards for the 2008 fiscal year is 150% of his base salary), with a maximum potential payout level for Performance Units to be determined in accordance with the performance matrix set forth in the 2008 Performance Units Agreement.
     In addition, consistent with the terms of the restated employment agreements for the aforementioned executive officers, following termination other than for cause or resignation for good reason (as defined in the employment agreement), he would be entitled to the following benefits: (1) two times base salary, (2) two times the annual average of the actual incentive paid to him for the three prior years, and (3) two times six percent of base salary (to compensate for Company contributions he otherwise might have received under the Company’s retirement plan). One-half of these benefits would be paid in a lump sum payment on the earlier to occur of his death or the first business day immediately following the six-month anniversary of his termination, and the remaining one-half of these benefits would be paid in six substantially equal monthly payments beginning on the first day of the month next following the initial lump sum payment. In addition, he would be entitled to (1) a one-time prorated annual incentive for the year of termination (based on the Company’s actual performance multiplied by a fraction, the numerator of which is the number of business days he was employed during the year of termination, and the denominator of which is the total number of business days during that year), payable when annual incentives, if any, are paid to the Company’s other executives, and (2) qualified and nonqualified retirement, pension (if applicable), life insurance, medical and other benefits for the two-year period following termination.
     Consistent with the terms of the employment agreements of the aforementioned executive officers, under Mr. Crews’ employment agreement, the Company is not obligated to provide any benefits under tax qualified plans that are not permitted by the terms of each plan or by applicable law or that could jeopardize the plan’s tax status. Continuing benefit coverage will terminate to the extent he is offered or obtains comparable coverage from any other employer. To the extent that excise taxes are incurred by Mr. Crews as a result of “excess parachute payments,” as defined by IRS regulations, the Company will pay additional amounts so that he would be in the same financial position as if the excise taxes were not incurred. In addition, his employment agreement provides for the same confidentiality provision and non-competition or non-solicitation agreements as those contained in the employment agreements of the other named executive officers.
     The foregoing description is only a summary of certain provisions of the employment agreements, and is qualified in its entirety by reference to the employment agreements themselves, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Restated Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Gregory H. Boyce.

10.2	Restated Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Richard A. Navarre.

10.3	Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Michael C. Crews.

10.4	Restated Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Sharon D. Fiehler.

10.5	Restated Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Eric Ford.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
December 31, 2008	By:	/s/ Kenneth L. Wagner
		Name:	Kenneth L. Wagner
		Title:	Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Restated Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Gregory H. Boyce.

10.2	Restated Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Richard A. Navarre.

10.3	Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Michael C. Crews.

10.4	Restated Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Sharon D. Fiehler.

10.5	Restated Employment Agreement entered into as of December 31, 2008 by and between Peabody Energy Corporation and Eric Ford.